Exhibit 3.257
STATE OF COLORADO department of state certificate I, SCOTT GESSLER, SECRETARY OF STATE OF THE STATE OF COLORADO HEREBY CERTIFY THAT ACCORDING TO THE RECORDS OF THIS OFFICE, THE ATTACHED IS A FULL, TRUE AND COMPLETE COPY OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO OF PHC-FORT MORGAN, INC. (COLORADO CORPORATION) ..- AS FILED IN THIS OFFICE AND ADMITTED TO RECORD. Dated: March 09, 2011

Document Processing Fee
      If document is on paper: $50.00
      If document is filed electronically: $ .99
Fees are subject to change.
Instructions for completing this form are available, visit www.sos.state.co.us.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us.
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.
Colorado Secretary of State Date and Time: 01/03/2005 02:29 PM Entity Id: 20051001518 Document number: 20051001518 ABOVE SPACE FOR OFFICE USE ONLY
Articles of Incorporation
filed pursuant to §7-90-301, et seq. and §7-102-102 of the Colorado Revised Statutes (C.R.S)

1. Entity name:

PHC-Fort Morgan, Inc.

(The name of a corporation must contain the term or abbreviation “corporation”, “incorporated”, “company”, “limited”, ” Corp.”, inc.”, “ co.” or “ltd” ; If the corporation is a professional corporation, it must contain the term or abbreviation “professional corporation”, “p.c. ”, or “pc” §7- 90-601, C.R.S.)

2. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

3. Principal office street address:	105 Westwood Place

(Street name and number)
Suite 400

	Brentwood	TN		37027

	(City)	(State)	(Postal/Zip Code)
United States

	(Province – if applicable)	(Country – if not US)
4. Principal office mailing address:

(if different from above):	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)

5. Registered agent: (if an individual):

	(Last)	(First)	(Middle)		(Suffix)

OR (if a business organization):

National Registered Agents, Inc.

6. The person appointed as registered agent in the document has consented to being so appointed.

7. Registered agent street address: 1535 Grant Street

(Street name and number)
Rev. 10/13/ 2004

1 of 3

Suite 140

	Denver	CO	80203

	(City)	(State)	(Postal/Zip Code)

8. Registered agent mailing address:

(LEAVE BLANK if same as above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
9. If the corporation’s period of duration is less than perpetual, state the date on which the period of duration expires:
(mm/dd/yyyy)

10. (OPTIONAL) Delayed effective date:	(mm/dd/yyyy)

11. Name(s) and address(es) of incorporator(s): (if an individual):	Edwards	Faye	S.

	(Last)	(First)	(Middle) (Suffix)

OR (if a business organization):

105 Westwood Place

(Street name and number or Post Office Box information)
Suite 400

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)
United States

	(Province – if applicable)	(Country – if not US)

(if an individual)

	(Last)	(First)	(Middle) (Suffix)

OR (if a business organization)

(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)
United States

	(Province – if applicable)	(Country – if not US)

(if an individual)

	(Last)	(First)	(Middle) (Suffix)

OR (if a business organization)

(Street name and number or Post Office Box information)
Rev. 10/13/2004

2 of 3

(City)	(State)	(Postal/Zip Code)
United States

(Province – if applicable)	(Country – if not US)
(If there are more than three incorporators, mark this box ☐ and include an attachment stating the true names and mailing addresses of all additional incorporators.)
12.	The corporation is authorized to issue 1,000/(number) shares of common stock.

(Additional classes of capital stock may be authorized and additional information regarding the corporation’s stock may be stated, mark this box ☐ and include an attachment stating pertinent information.)

13.	Additional information may be included pursuant to §7-102-102, C.R.S. and other organic statutes such as title 12, C.R.S. If applicable, mark this box ☐ and include an attachment stating the additional information.
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

14. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Edwards	Faye	S.

	(Last)	(First)	(Middle) (Suffix)

105 Westwood Place

(Street name and number or Post Office Box information)
Suite 400

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)

United States

	(Province – if applicable)	(Country – if not US)
(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.
Rev. 10/13/2004

3 of 3

Document Processing Fee
If document is on paper:	$10.00
If document is filed electronically:	$.99
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name
filed pursuant to 7-90-301, et seq. and §7-71-101 of the Colorado Revised Statutes (C.R.S)

ID number:		20051001518

1.	Entity name:	PHC-Fort Morgan, Inc.

2.	Trade name under which the business is transacted or the activities are conducted:	Colorado Plains Medical Center

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.	A brief description of the business transacted or activities conducted under the trade name:	healthcare services

(If more space is needed, mark this box ☐ and include an attachment of the brief description of the business transacted or the activities conducted under the trade name.)

5.	(Optional) Delayed effective date:	. (mm/dd/yyyy)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.
Rev. 6/14/2004

1 of 2

6.	Name(s) and address(es) of the individual(S) causing the document to be delivered for filing:	Wall	Howard	T.	III

		(Last)	(First)	(Middle)	(Suffix)

105 Westwood Place

(Street name and number or Post Office Box information)

Suite 400

		Brentwood	TN	37077

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)		(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.
Rev. 6/14/2004

2 of 2

Document Processing Fee
If document is on paper:	$10.00
If document is filed electronically:	$.99
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name
filed pursuant to 7-90-301, et seq. and §7-71-101 of the Colorado Revised Statutes (C.R.S)

ID number:		20051001518

1.	Entity name:	PHC-Fort Morgan, Inc.

2.	Trade name under which the business is transacted or the activities are conducted:	Colorado Plains Medical Center Home Care

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.	A brief description of the business transacted or activities conducted under the trade name:	healthcare services

(If more space is needed, mark this box ☐ and include an attachment of the brief description of the business transacted or the activities conducted under the trade name.)

5.	(Optional) Delayed effective date:	03/01/2005
(mm/dd/yyyy)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.
Rev. 6/14/2004

1 of 2

6.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Wall	Howard	T.	III

		(Last)	(First)	(Middle)	(Suffix)

105 Westwood Place

(Street name and number or Post Office Box information)

Suite 400

		Brentwood	TN	37027

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)		(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.
Rev. 6/14/2004

2 of 2

Document Processing Fee
If document is on paper:	$10.00
If document is filed electronically:	$.99
Fees are subject to change.
For-electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State Business
Division 1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents must be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name
filed pursuant to 7-90-301, et seq. and §7-71-101 of the Colorado Revised Statutes (C.R.S)

ID number:		20051001518

1.	Entity name:	PHC-Fort Morgan, Inc.

2.	Trade name under which the business is transacted or the activities are conducted:	Washington County Clinic

3.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4.	A brief description of the business transacted or activities conducted under the trade name:	healthcare services

(If more space is needed, mark this box ☐ and include an attachment of the brief description of the business transacted or the activities conducted under the trade name.)

5.	(Optional) Delayed effective date:	03/01/2005
(mm/dd/yyyy)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.
Rev. 6/14/2004

1 of 2

6.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Wall	Howard	T.	III

		(Last)	(First)	(Middle)	(Suffix)

105 Westwood Place

(Street name and number or Post Office Box information)

Suite 400

		Brentwood	TN	37027

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)		(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.
Rev. 6/14/2004

2 of 2

Document Processing Fee
If document is on paper:	$125.00
If document is filed electronically:	Currently Not Available
Fees are subject to change.
For electronic filing and to obtain copies of filed documents visit www.sos.state.co.us
Deliver paper documents to:
Colorado Secretary of State Business
Division 1560 Broadway, Suite 200
Denver, CO 80202-5169
Paper documents most be typed or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Statement of Change
filed pursuant to §7-90-301, et seq. and §7-90-305.5 or §7-90-604 or §7-90-701 or §7-90-702 or §7-90-705 or
§7-90-804 of the Colorado Revised Statutes (C.R.S)

ID number:		20051001518

1.	Entity name:	PHC-Fort Morgan, Inc.

2.	True name:
	(if different from the entity name)

Complete lines 3 - 15 as applicable. You must complete line 16.

3.	Resignation of registered agent of record:

Date on which agent resigned:
(mm/dd/yyyy)

Registered agent: (if an individual)

		(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)

Registered agent street address:

(Street name and number)

CO
		(City)	(State)	(Postal/Zip Code)

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

4.	Appointment of new registered agent following resignation of registered agent of record:

Registered agent: (if an individual)

		(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)

The person appointed as registered agent in the document has consented to being so appointed.

CHANGE
CO008 - 4/04/05 C T System Online	Rev. 3/29/2005

Registered agent street address:

(Street name and number)

CO

		(City)	(State)	(Postal/Zip Code)

Registered agent mailing address:

	(if different from above)	(Street name and number or Post Office Box Information)

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country — if not US)

5.	Change of registered agent name and/or address of record:

Registered agent: (if an individual)

		(Last)	(First)	(Middle)		(Suffix)
OR (if a business organization)
The Corporation Company

The person appointed as registered agent in the document has consented to being so appointed.
	Registered agent street address:	1675 Broadway

(Street name and number)

		Denver	CO		80202

		(City)	(State)	(Postal/Zip Code)

Registered agent mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province — if applicable)	(Country — if not US)

If the change is being effected by the registered agent, the following statement applies:

The person appointed as registered agent has delivered notice of the change to the entity at the principal office address of its principal office.

6.	Change of principal office address of record:

New principal office street address:

(Street name and number)

		(City)	(State)	(Postal/Zip Code)

		(Province — if applicable)	(Country — if not US)
New principal office mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

CHANGE	Rev. 3/29/2005
CO008 – 4/04/05 C T System Online

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

7.	Document number:
(required for change(s) to 8, 9, 10, 11,
and/or 12 below)

8.	Change of entity name of record (LLP, art. 61 LLLP or foreign entity only):

New entity name:

9.	Change of true name of record (LLP, art. 61 LLLP, general partnership or foreign entity only):

New true name:

10.	Change of jurisdiction of formation of record (foreign entity only):

New jurisdiction of formation:

11.	Change of entity form of record (foreign entity only):

New entity form:

12.	Other change(s) not provided for above:

If other information contained in the filed document is being changed, mark this box ☐ and include an attachment stating the information to be changed and each such change.

If other information is being added or deleted, mark this box ☐ and include an attachment stating each addition or deletion.

13.	Withdrawal of Statement of Registration of True Name: (if applicable, mark this box ☐)

14.	Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

15.	(Optional) Delayed effective date:

(mm/dd/yyyy)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

CHANGE	Rev. 3/29/2005
CO008 - 4/04/05 C T System Online

16.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	McKinnon	Gail	H.

		(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street name and number or Post Office Box information)

Suite 200

		Brentwood	TN	37027

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

Change		Rev. 3/29/2005
CO008 - 4/04/05 C T System Online	Page 4 of 4

Document processing fee If document is filed on paper		Colorado Secretary of State Date and Time: 03/28/2006 09:09 AM
If document is filed on paper	$100.00	Entity Id: 20051001518
If document is filed electronically	$10.00
Late fee if entity is in noncompliant status
If document is filed on paper	$50.00	Document number: 20061130577
If document is filed electronically	$20.00
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Annual Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado
You must complete line 1.
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

1.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	McKinnon	Gail	H.

		(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street name and number or Post Office Box information)

Suite 200

		Brentwood	TN	37027

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

REPORT	Rev. 3/8/2006

☐	Mark the box if information requested below is current in the records of the Secretary of State OR complete Questions 2 through 7.

2.	Principal office street address:	103 Powell Court

(Street name and number)

Suite 200

Brentwood	TN	37027

(City)	(State)	(Postal/Zip Code)

(Province – if applicable)	(Country – if not US)

3.	Principal office mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

4.	Registered agent name: (if an individual)

		(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)
The Corporation Company

5.	The person identified above as registered agent has consented to being so appointed.

6.	Registered agent street address:	1675 Broadway

(Street name and number)

		Denver	CO	80202

		(City)	(State)	(Postal/Zip Code)

7.	Registered agent mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 3/8/2006

		Colorado Secretary of State
		Date and Time: 03/26/2007 11:44 AM
Document processing fee		Id Number: 20051001518
If document is filed on paper	$100.00	Document number: 20071149792
If document is filed electronically	$10.00
Late fee if entity is in noncompliant status
If document is filed on paper	$50.00
If document is filed electronically	$20.00
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.
Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Annual Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado
You must complete line 1.
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

1.	Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	McKinnnon	Gail	H

		(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street name and number or Post Office Box information)

Suite 200

		Brentwood	TN	37027

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

REPORT	Rev. 3/8/2006

☐	Mark the box if information requested below is current in the records of the Secretary of State OR complete Questions 2 through 7.

2.	Principal office street address:	103 Powell Court

(Street name and number)

Suite 200

		Brentwood	TN	37027
		(City)	(State)	(Postal/Zip Code)

United States
		(Province – if applicable)	(Country – if not US)
3.	Principal office mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)

4.	Registered agent name: (if an individual)

		(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)
The Corporation Company

5.	The person identified above as registered agent has consented to being so appointed.

6.	Registered agent street address:	1675 Broadway Ste 1200
(Street name and number)

		Denver	CO	80202
		(City)	(State)	(Postal/Zip Code)
7.	Registered agent mailing address:

	(if different from above)	(Street name and number or Post Office Box information)

		(City)	(State)	(Postal/Zip Code)

		(Province – if applicable)	(Country – if not US)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 3/8/2006

		Colorado Secretary of State
		Date and Time: 03/27/2008 06:22 AM
Document processing fee		Id Number: 20051001518
If document is filed on paper	$100.00
If document is filed electronically	$10.00	Document number: 20081164136
Late fee if entity is in noncompliant status
If document is filed on paper	$50.00
If document is filed electronically	$40.00
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Annual Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado
You must complete line 1.
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

1. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Shipp	Mary Kim	E

	(Last)	(First)	(Middle)	(Suffix)
103 Powell Court

(Street name and number or Post Office Box information)
Suite 200

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)		(Country – if not US)
(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

REPORT	Rev. 01/01/2008

☐	Mark the box if information requested below is current in the records of the Secretary of State OR complete Questions 2 through 7.

2. Principal office street address:	103 Powell Court

(Street name and number)
Suite 200

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)
United States

	(Province – if applicable)	(Country – if not US)

3. Principal office mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)

4. Registered agent name: (if an individual)

	(Last)	(First)	(Middle) (Suffix)

OR (if a business organization)	The Corporation Company

5. The person identified above as registered agent has consented to being so appointed.

6. Registered agent street address:	1675 Broadway Ste 1200

(Street name and number)

	Denver	CO	80202

	(City)	(State)	(Postal/Zip Code)

7. Registered agent mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 01/01/2008

		Colorado Secretary of State
		Date and Time: 03/06/2009 11:52 AM
	$100.00	ID Number: 20051001518
Document processing fee
If document is filed on paper	$10.00	Document number: 20091136230
If document is filed electronically	$50.00	Amount Paid: $10.00
Late fee if entity is in noncompliant status	$40.00
If document is filed on paper
If document is filed electronically
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Annual Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado

1. Principal office street address:	103 Powell Court

(Street name and number)
Suite 200

	Brentwood (City)	TN (State)	37027 (Postal/Zip Code)

United States

	(Province – if applicable)	(Country – if not US)
2. Principal office mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
3. Registered agent name: (if an individual)

	(Last)	(First)	(Middle) (Suffix)

OR (if a business organization)	The Corporation Company

4. The person identified above as registered agent has consented to being so appointed.

REPORT	Rev. 07/17/08

5. Registered agent street address:	1675 Broadway Ste 1200

(Street name and number)

	Denver	CO	80202

	(City)	(State)	(Postal/Zip Code)
6. Registered agent mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Shipp	Mary	Kim

	(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street name and number or Post Office Box information)

Suite 200

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)
United States

	(Province – if applicable)	(Country – if not US)
(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 07/17/08

		Colorado Secretary of State
		Date and Time: 03/29/2010 03:04 PM
		ID Number: 2005 10015 18
Document processing fee
If document is filed on paper	$100.00	Document number: 20101185038
If document is filed electronically Late fee if entity is in noncompliant status	$10.00	Amount Paid: $10.00
If document is filed on paper	$50.00
If document is filed electronically	$40.00
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.

Paper documents must be typewritten or machine printed.		ABOVE SPACE FOR OFFICE USE ONLY
Annual Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado

1. Principal office street address:	103 Powell Court

(Street name and number)
Suite 200

	Brentwood	TN	37027
	(City)	(State)	(Postal/Zip Code)

United States

	(Province – if applicable)	(Country – if not US)

2. Principal office mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)

3. Registered agent name: (if an individual)

	(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)	The Corporation Company

4. The person identified above as registered agent has consented to being so appointed.

REPORT	Rev. 07/17/08

5. Registered agent street address:	1675 Broadway Ste 1200

(Street name and number)

	Denver	CO	80202

	(City)	(State)	(Postal/Zip Code)

6. Registered agent mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Shipp	Mary Kim	E.

	(Last)	(First)	(Middle)	(Suffix)
103 Powell Court

(Street name and number or Post Office Box information)
Suite 200

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)

United States
	(Province – if applicable)		(Country – if not US)
(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 07/17/08

		Colorado Secretary of State
		Date and Time: 01/24/2011 03:17 PM
		ID Number: 20051001518
Document must be filed electronically.
Paper documents will not be accepted.	$10.00	Document number: 20111048168
Document processing fee Late fee if entity is in noncompliant status	$40.00	Amount Paid: $10.00
Fees & forms/cover sheets are subject to change.
To access other information or print copies of filed documents, visit www.sos.state.co.us and select Business. and select Business Center.		ABOVE SPACE FOR OFFICE USE ONLY
Periodic Report
filed pursuant to §7-90-301, et seq. and §7-90-501 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

Entity name:	PHC-Fort Morgan, Inc.

Jurisdiction under the law of which the entity was formed or registered:	Colorado

1. Principal office street address:	103 Powell Court

(Street name and number)
Suite 200

	Brentwood	TN	37027
	(City)	(State)	(Postal/Zip Code)

United States

	(Province – if applicable)	(Country – if not US)

2. Principal office mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)

3. Registered agent name: (if an individual)

	(Last)	(First)	(Middle)	(Suffix)

OR (if a business organization)	The Corporation Company

4. The person identified above as registered agent has consented to being so appointed.

5. Registered agent street address:	1675 Broadway Ste 1200

(Street name and number)

	Denver	CO	80202

	(City)	(State)	(Postal/Zip Code)

REPORT	Rev. 08/11/2010

6. Registered agent mailing address:

(if different from above)	(Street name and number or Post Office Box information)

	(City)	(State)	(Postal/Zip Code)

	(Province – if applicable)	(Country – if not US)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

7. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Monte	Christopher	J.

	(Last)	(First)	(Middle)	(Suffix)
103 Powell C

(Street name and number or Post Office Box information)
Suite 200

	Brentwood	TN	37027

	(City)	(State)	(Postal/Zip Code)

United States
	(Province – if applicable)		(Country – if not US)
(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from tune to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.

REPORT	Rev. 08/11/2010

Document Processing Fee
If document is on paper:	$10.00
If document is filed electronically:	$.99

Fees are subject to change.
For electronic filing and to obtain
copies of filed documents visit
www.sos.state.co.us

Deliver paper documents to:

Colorado Secretary of State
Business Division
1560 Broadway, Suite 200
Denver, CO 80202-5169

Paper documents must be typed or machine printed.	ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name
filed pursuant to 7-90-301, et seq. and §7-71-101 of the Colorado Revised Statutes (C.R.S)

ID number:	20051001518

1. Entity name:
PHC-Fort Morgan, Inc.

2. Trade name under which the business is transacted or the activities are conducted:	Colorado Plains Clinic – Wiggins

3. Use of Restricted Words (if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, make the applicable selection):	☐ “bank” or “trust” or any derivative thereof ☐ “credit union” ☐ “savings and loan” ☐ “insurance”, “casualty”, “mutual”, or “surety”

4. A brief description of the business transacted or activities conducted under the trade name:	healthcare services
(If more space is needed, mark this box ☐ and include an attachment of the brief description of the business transacted or the activities conducted under the trade name.)

5. (Optional) Delayed effective date:	(mm/dd/yyyy)
Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual’s act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.
This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.
Rev. 6/14/2004
1 of 2

6. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:	Wall	Howard	T.	III

	(Last)	(First)	(Middle)	(Suffix)

105 Westwood Place

(Street name and number or Post Office Box information)
Suite 400

Brentwood	TN	37027

(City)	(State)	(Postal/Zip Code)

(Province-if applicable)	(Country – if not US)

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)
Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user’s attorney.
Rev. 6/14/2004
2 of 2

Document must be filed electronically		Colorado Secretary of State Date and Time: 12/31/2009 09:07 AM
Paper documents will not be accepted.		ID Number: 20091680532

Document processing fee	$20.00	Document number: 20091680532
Fees & forms/cover sheets		Amount Paid: $20.00
are subject to change.
To access other information or print
copies of filed documents,
visit www.sos.state.co.us and
select Business Center.
ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name of a Reporting Entity
filed pursuant to §7-71-103 and §7-71-107 of the Colorado Revised Statutes (C.R.S)
1.	For the reporting entity delivering this statement, its ID number, true name, form of entity and the jurisdiction under the law of which it is formed are

ID Number	20051001518 (Colorado Secretary of State ID number)

True name	PHC-Fort Morgan, Inc.

Form of entity	Corporation

Jurisdiction	Colorado	.

2.	The trade name under which such entity transacts business or conducts activities or contemplates transacting business or conducting activities in this state is

Colorado Plains Clinic – Wiggins	.
3.	A brief description of the kind of business transacted or activities conducted or contemplated to be transacted or conducted in this state under such trade name is

healthcare services	.
4.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.
5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are .
(mm/dd/yyyyhour :minute am/pm)
Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

TRDNM_RE	Rev. 01/01/2008

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.
6. The true name and mailing address of the individual causing this document to be delivered for filing are

Shipp (Last)	Mary Kim (First)	E. (Middle)	(Suffix)

103 Powell Court

(Street number and name or Post Office Box information)
Suite 200

Brentwood (City)	TN (State)	37027 (Postal/Zip Code)

(Province – if applicable)	United States (Country – if not US)
(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.
Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

TRDNM_RE	Rev. 01/01/2008

		Colorado Secretary of State Date and Time: 12/31/2009 09:14 AM
		ID Number: 20091680562
Document must be filed electronically Paper documents will not be accepted.
Document processing fee	$20.00	Document number: 20091680532
Fees & forms/cover sheets		Amount Paid: $20.00
are subject to change.
To access other information or print
copies of filed documents,
visit www.sos.state.co.us and
select Business Center.
ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name of a Reporting Entity
filed pursuant to §7-71-103 and §7-71-107 of the Colorado Revised Statutes (C.R.S)
1.	For the reporting entity delivering this statement, its ID number, true name, form of entity and the jurisdiction under the law of which it is formed are

ID Number	20051001518 (Colorado Secretary of State ID number)

True name	PHC-Fort Morgan, Inc.

Form of entity	Corporation

Jurisdiction	Colorado	.

2.	The trade name under which such entity transacts business or conducts activities or contemplates transacting business or conducting activities in this state is

Colorado Plains Medical Center	.
3.	A brief description of the kind of business transacted or activities conducted or contemplated to be transacted or conducted in this state under such trade name is

healthcare services	.
4.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.
5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are .
(mm/dd/yyyyhour :minute am/pm)
Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

TRDNM_RE	Rev. 01/01/2008

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.
6. The true name and mailing address of the individual causing this document to be delivered for filing are

Shipp (Last)	Mary Kim (First)	E. (Middle)	(Suffix)

103 Powell Court

(Street number and name or Post Office Box information)
Suite 200

Brentwood (City)	TN (State)	37027 (Postal/Zip Code)

(Province – if applicable)	United States (Country – if not US)
(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.
Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

TRDNM_RE	Rev. 01/01/2008

		Colorado Secretary of State Date and Time: 12/31/2009 10:05 AM
		ID Number: 20091680832
Document must be filed electronically Paper documents will not be accepted.
Document processing fee	$20.00	Document number: 20091680832
Fees & forms/cover sheets		Amount Paid: $20.00
are subject to change.
To access other information or print
copies of filed documents,
visit www.sos.state.co.us and
select Business Center.
ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name of a Reporting Entity
filed pursuant to §7-71-103 and §7-71-107 of the Colorado Revised Statutes (C.R.S)
1.	For the reporting entity delivering this statement, its ID number, true name, form of entity and the jurisdiction under the law of which it is formed are

ID Number	20051001518 (Colorado Secretary of State ID number)

True name	PHC-Fort Morgan, Inc.

Form of entity	Corporation

Jurisdiction	Colorado	.

2.	The trade name under which such entity transacts business or conducts activities or contemplates transacting business or conducting activities in this state is

Washington County Clinic	.
3.	A brief description of the kind of business transacted or activities conducted or contemplated to be transacted or conducted in this state under such trade name is

healthcare services	.
4.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.
5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are .
(mm/dd/yyyyhour :minute am/pm)
Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

TRDNM_RE	Rev. 01/01/2008

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.
6. The true name and mailing address of the individual causing this document to be delivered for filing are

Shipp (Last)	Mary Kim (First)	E. (Middle)	(Suffix)

103 Powell Ct. #200

(Street number and name or Post Office Box information)
Suite 200

Brentwood (City)	TN (State)	37027 (Postal/Zip Code)

(Province – if applicable)	United States (Country – if not US)
(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.
Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

TRDNM_RE	Rev. 01/01/2008

		Colorado Secretary of State Date and Time: 12/31/2009 10:09 AM
		ID Number: 20091680877
Document must be filed electronically Paper documents will not be accepted.
Document processing fee	$20.00	Document number: 20091680877
Fees & forms/cover sheets		Amount Paid: $20.00
are subject to change.
To access other information or print
copies of filed documents,
visit www.sos.state.co.us and
select Business Center.
ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name of a Reporting Entity
filed pursuant to §7-71-103 and §7-71-107 of the Colorado Revised Statutes (C.R.S)
1.	For the reporting entity delivering this statement, its ID number, true name, form of entity and the jurisdiction under the law of which it is formed are

ID Number	20051001518 (Colorado Secretary of State ID number)

True name	PHC-Fort Morgan, Inc.

Form of entity	Corporation

Jurisdiction	Colorado	.

2.	The trade name under which such entity transacts business or conducts activities or contemplates transacting business or conducting activities in this state is

Washington County Clinic	.
3.	A brief description of the kind of business transacted or activities conducted or contemplated to be transacted or conducted in this state under such trade name is

healthcare services	.
4.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.
5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed effective date and, if applicable, time of this document are .
(mm/dd/yyyyhour :minute am/pm)
Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

TRDNM_RE	Rev. 01/01/2008

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.
6. The true name and mailing address of the individual causing this document to be delivered for filing are

Shipp	Mary Kim	E.

(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street number and name or Post Office Box information)

Suite 200

Brentwood	TN	37027

(City)	(State)	(Postal/Zip Code)
United States
(Province – if applicable)	(Country – if not US)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.
Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

TRDNM_RE	Page 2 of 2

Rev. 01/01/2008

		Colorado Secretary of State Date and Time: 03/03/2010 02:23 PM
Document must be filed electronically		ID Number: 20101132482
Paper documents will not be accepted.
Document processing fee	$20.00	Document number: 20101132482
Fees & forms/cover sheets		Amount Paid: $20.00
are subject to change.
To access other information or print
copies of filed documents,
visit www.sos.state.co.us and
select Business Center.
ABOVE SPACE FOR OFFICE USE ONLY
Statement of Trade Name of a Reporting Entity
filed pursuant to §7-71-103 and §7-71-107 of the Colorado Revised Statutes (C.R.S)
1.	For the reporting entity delivering this statement, its ID number, true name, form of entity and the jurisdiction under the law of which it is formed are

ID Number	20051001518
(Colorado Secretary of State ID number)

True name	PHC-Fort Morgan, Inc.

Form of entity	Corporation

Jurisdiction	Colorado
2.	The trade name under which such entity transacts business or conducts activities or contemplates transacting business or conducting activities in this state is
Colorado Plains Medical Center Home Care
3.	A brief description of the kind of business transacted or activities conducted or contemplated to be transacted or conducted in this state under such trade name is health care
4.	(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains additional information as provided by law.
5.	(Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)
(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
The delayed effective date and, if applicable, time of this document are                                                             .
(mm/dd/yyyy hour:minute am/pm)
Notice:
Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual’s act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

TRDNM_RE	Page 1 of 2	Rev. 01/01/2008

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.
6. The true name and mailing address of the individual causing this document to be delivered for filing are

Shipp	Mary Kim	E.

(Last)	(First)	(Middle)	(Suffix)

103 Powell Court

(Street number and name or Post Office Box information)

Suite 200

Brentwood	TN	37027

(City)	(State)	(Postal/Zip Code)

United States
(Province – if applicable)	(Country – if not US)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)
☐	This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.
Disclaimer:
This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user’s legal, business or tax advisor(s).

TRDNM_RE	Page 2 of 2	Rev. 01/01/2008